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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): MAY 4, 2006 (APRIL 30, 2006)



                              NBC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE                      333-48225              47-0793347
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 30, 2006, Nebraska Book Company, Inc. ("Nebraska Book"), a Kansas corporation and the wholly owned subsidiary of NBC Acquisition Corp., a Delaware corporation ("NBC"), entered into the Second Amendment to Share Purchase Agreement (the "Amendment"), with College Bookstores of America, Inc., an Illinois corporation ("CBA") and each of the Sellers (as defined in the Amendment), pursuant to which certain terms in the Share Purchase Agreement, dated as of April 2. 2006 (the "Purchase Agreement"), by and among the same parties, were amended to, among other things, account for certain events that have occurred and diligence that has been performed since April 2, 2006, waive certain obligations of the parties under the Purchase Agreement, and alter the mechanics of certain payments required to be made thereunder. On May 1, 2006, the acquisition of all of CBA's outstanding stock as contemplated in the Amendment and the Purchase Agreement (the "Transaction") was consummated.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Effective immediately prior to the closing of the Transaction on May 1, 2006, Nebraska Book amended its Amended and Restated Credit Agreement, dated as of March 4, 2004, as amended by the First Amendment thereto dated as of August 6, 2004, as further amended by the Second Amendment thereto dated as of October 20, 2004, and as further amended by the Third Amendment thereto dated as of August 1, 2005 (such Amended and Restated Credit Agreement, as so amended or modified and in effect from time to time, the "Amended and Restated Credit Agreement"), by and among NBC Holdings Corp., NBC, Nebraska Book, the Several Lenders parties thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc. as Syndication Agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as Co-Documentation Agents, to, among other things, (i) increase the revolving credit facility from $50,000,000 to $65,000,000, (ii) provide for an incremental term loan facility in the amount of $24,000,000, and (iii) modify certain of the negative and financial covenants contained in the Amended and Restated Credit Agreement to accommodate the Transaction.

There is no material non-banking relationship between the Registrant or its affiliates and any of the other parties to the Amended and Restated Credit Agreement.

Following the consummation of the Transaction, CBA entered into (i) a Supplemental Indenture, dated as of May 1, 2006, by and among CBA, Nebraska Book, each other then existing Subsidiary Guarantor under that Indenture, dated as of March 4, 2004, by and among Nebraska Book, the Subsidiary Guarantors parties thereto and BNY Midwest Trust Company, as Trustee, and the Trustee, whereby CBA agreed to guarantee all of Nebraska Book's payment obligations under the Indenture, and (ii) an Assumption Agreement, dated as of May 1, 2006, in favor of JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent for the banks and other financial institutions parties to the Amended and Restated Credit Agreement, pursuant to which CBA became a party to the Guarantee and Collateral Agreement (as defined in the Amended and Restated Credit Agreement) and thereby (x) guaranteed the payment and performance of all of Nebraska Book's obligations under the Amended and Restated Credit Agreement and related loan documents and (y) granted a security interest in favor of the Administrative Agent, for the benefit of the lenders and the Administrative Agent, in all or substantially all of its present and after acquired personal property as collateral security for the payment and performance of all of Nebraska Book's obligations under the Amended and Restated Credit Agreement and related loan documents.


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     2.1 Second Amendment to Share Purchase Agreement, dated as of April 30, 2006, by and among Nebraska Book, CBA and the Sellers referenced therein.

     10.1 Fourth Amendment, dated as of April 26, 2006, to the Amended and Restated Credit Agreement, dated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004 and the Third Amendment thereto, dated as of August 1, 2005, among Nebraska Book, NBC Holdings Corp., NBC, the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

     10.2 Supplemental Indenture, dated as of May 1, 2006, by and among CBA, Nebraska Book, each other then existing Subsidiary Guarantor under the Indenture, and the Trustee.

     10.3 Assumption Agreement, dated as of May 1, 2006, made by CBA, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the banks and other financial institutions parties to the Credit Agreement.

     99.1 Joint Press Release, dated May 1, 2006, of Nebraska Book and CBA.

SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect NBC's business and financial results are included in NBC's Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2005, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website at http://www.sec.gov. NBC assumes no obligation to update any forward-looking information contained in this Form 8-K.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NBC ACQUISITION CORP.



     Date:  May 4, 2006             /s/ Alan G. Siemek
                                    --------------------------------------------
                                    Alan G. Siemek
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)



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